Revenue	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
REVENUE
6.	REVENUE

	Year ended December 31,
	2025	2024
Zinc concentrate sales	$83,862	$76,322
Zinc concentrate provisional pricing adjustments – prior year	(2,325)	(125)
Zinc concentrate provisional pricing adjustments – current year	229	(331)
Smelting and refining charges	(7,530)	(11,565)
Revenue, net	$74,236	$64,301

Zinc concentrate pricing consists of provisional and final pricing adjustments. During the year ended December 31, 2025, the Company recognized a loss of approximately $2,325 (December 31, 2024 loss of $125) related to the finalization of zinc concentrate sales that were delivered in the prior year. These amounts represent revenue recognized in the current period relating to performance obligations satisfied in prior periods.

In June 2022, the Company entered into an ISDA Master Agreement with National Bank of Canada (“NBC”), which provided the Company with a treasury line to enter into zinc swap contracts used to manage exposure to zinc price fluctuations. In December 2024, the agreement was amended to provide a collateralized facility of up to US$1.35 million, enabling the Company to purchase additional zinc swaps contracts. The Company fulfilled its commitment under the fixed zinc pricing arrangement by December 31, 2024, as at that date, the corresponding deposit of $518 was included in other assets and was returned in January 2025. There were no open zinc pricing commitments as at December 31, 2025 and 2024.